                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported): September 27, 2004

                              THE BISYS GROUP, INC.
             (Exact name of registrant as specified in its charter)


           Delaware                   001-31254                 13-3532663
(State or other Jurisdiction       (Commission File            (IRS Employer
       of incorporation)               Number)               Identification No.)

                    90 Park Avenue, New York, New York 10016
                    (Address of principal executive offices)

                                 (212) 907-6000
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act 917 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))
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Item 8.01. Other Events.

      On September 27, 2004, The BISYS Group, Inc. (the "Company") issued a press release announcing that it has filed its previously delayed Annual Report on Form 10-K. A copy of the press release is attached as Exhibit 99.1 and is incorporated herein by reference in its entirety.

Item 9.01. Financial Statements and Exhibits.

      (c)   Exhibits

Exhibit No.     Description

    99.1        Press Release issued by The BISYS Group, Inc. dated
                September 27, 2004.


                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        THE BISYS GROUP, INC.

                                        By: /s/ Kevin J. Dell
                                            ------------------------------------
                                            Kevin J. Dell
                                            Executive Vice President,
                                            General Counsel and Secretary

Date: September 27, 2004


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                                  EXHIBIT INDEX

Exhibit No.     Description

    99.1        Press Release issued by The BISYS Group, Inc. dated
                September 27, 2004.


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